HARROW HEALTH | INC.

NASDAQ: HROW

SEPTEMBER 2019

SAFE HARBOR

This presentation contains express "forward-looking statements" as defined in the Private Securities Litigation Reform Act of 1995. You are cautioned not to rely on these forward-looking statements. These statements are based on current expectations of future events. If underlying assumptions prove inaccurate or known or unknown risks or uncertainties materialize, actual results could vary materially from Harrow Health, Inc.'s (the "Company" or "Harrow") expectations and projections. Some of these risks and uncertainties include, but are not limited to: the Company's ability to make commercially available its formulations and technologies in a timely manner or at all; market acceptance of the Company's formulations and challenges related to the marketing of the Company's formulations; its ability to obtain intellectual property protection for its assets; its ability to accurately estimate its expenses and cash burn and raise additional funds when necessary; its ability to generate profits from sales of its formulations; risks related to research and development activities; its estimates of the current and potential market size for its technologies and formulations; unexpected data, safety and technical issues; regulatory and market developments impacting compounding pharmacies, outsourcing facilities and the pharmaceutical industry; competition; and market conditions. More detailed information about the Company and the risk factors that may affect the realization of forward-looking statements is set forth in the Company's filings with the Securities and Exchange Commission, including its Annual Reports on Form 10-K and its Quarterly Reports on Form 10-Q filed with the SEC. Such documents may be read free of charge on the SEC's web site at www.sec.gov. This presentation may refer to non-GAAP financial metrics, specifically adjusted EBITDA and/or adjusted earnings. A reconciliation of any non-GAAP measures with the most directly comparable GAAP measures are included in the Company's press releases, available on its website. All forward-looking statements are qualified in their entirety by this cautionary statement. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. Harrow expressly disclaims any intent or obligation to update these forward-looking statements except as required by law. Our compounded formulations are not FDA approved. All trademarks, service marks and trade names included in this presentation are the property of their respective owners.

HARROW HEALTH | INC.

TOPICS COVERED

Introduction to Harrow Health, Inc.

Financial Metrics

Harrow Health Equity Interests

- ImprimisRx Operating Business
- Other Subsidiaries
- Passive Equity Holdings

Defining Success in 2021

Harrow Health Introduction

- We found pharmaceutical companies.
- We own large equity stakes in these companies.
- We own royalties on many of the drug candidates they develop.

Harrow Health Introduction

HARROW HEALTH INC.

Subsidiaries	Deconsolidated Businesses	Royalty Opportunities on Drug Candidates
ImprimisRx	Eton Pharmaceuticals — 20%	Surface's SURF-100
Mayfield Pharmaceuticals *	Surface Pharmaceuticals Inc. — 30%	Surface's SURF-200, 201
Radley Pharmaceuticals *	Melt Pharmaceuticals — 44%	Surface's SURF-300, 301
Stowe Pharmaceuticals Inc.		Melt's MELT-100**
		Mayfield's MAY-88
		Radley's RAD-100, 101
		Radley's RAD-200
		Radley's RAD-300

* Pursuing a deconsolidating transaction
** Includes all future label extensions

HROW Equity Percentage

FINANCIAL METRICS

HARROW
HEALTH | INC.

Consolidated Financials

Revenue Growth:
- Q2 2019 Revenue $13.5M
- $100M rev run rate goal in 2021
- 187% ophthalmology rev CAGR 2014-2018
- 46% ophthalmology year-over-year revenue growth (Q2 2019)
- 115% year-over-year revenue growth in chronic care ophthalmology drugs
- October CMS policy clarification may accelerate 2020 revenue growth

Gross & Operating Profit Margins:
- 65% gross margins (1H 2019)
- Medium-term (2020-21) gross margin target of ≥70%
- 25% adj. operating margin target in 2021

Earnings:
- ~$2M Q2 2019 pharmaceutical compounding segment earnings
- Aggregate non-GAAP Adjusted EBITDA for 1H 2019 of ~$1M



Consolidated Revenues, Assets, and Gross Margins
(Revenue and Assets in thousands)
$70,000
$60,000
$50,000
$40,000
$30,000
$20,000
$10,000
$0
70%
60%
50%
40%
30%
20%
10%
0%
2014
2015
2016
2017
2018
YTD 6/30/2019
Record
Consolidated Revenues
Assets
Gross Margins

HARROW HEALTH INC.

EQUITY INTERESTS

imprimis Rx

eTon pharmaceuticals

surface PHARMACEUTICALS INC.

MELT PHARMACEUTICALS

MAYFIELD pharmaceuticals

RADLEY Pharmaceuticals

STOWE pharmaceuticals inc.

HARROW HEALTH INC.

ImprimisRx Subsidiary

WHAT IS IT?

- Founded by Harrow in 2014
- 100% owned by Harrow
- Leading U.S. ophthalmology pharmaceutical compounder
- 100% cash pay business model
- Two facilities (30,000 ft^2) producing ~30 SKUs
- IP focused; 60+ patents filed
- 3,000+ physician customers in all 50 states
- 187% revenue CAGR (2014 through 2018)
- $10M+ CAPEX invested
- FDA-registered and inspected outsourcing facility

WHAT IS THE OPPORTUNITY?

- Growing, cash flowing and scalable
- Expectation to expand GMs to ≥70%
- Goal of $100M revenue run rate in 2021
- Goal of 25% operating margins in 2021
- Ocular surgery, dry eye disease and glaucoma are each $1B+ annual U.S. markets
- Developing a beachhead in dry eye disease
- ~30 new formulations in development

imprimis Rx DECONSTRUCTING THE VALUE CHAIN


ORDER &
PAYMENT
imprimis Rx
PRODUCTION
AND DISPENSING
OF ~30 KEY DRUG
FORMULATIONS
PATIENT
MD OFFICE,
HOSPITAL,
OR ASC

100% Affordable Cash Pay Eliminates:

Insurance Companies and the *dreaded* “Prior Authorization”
Pharmacy Benefit Managers (PBM)
Wholesalers, Distributors
Coupons, Discounts, Rebates

Other Subsidiaries

MAYFIELD pharmaceuticals

- Women's health-focused business
- Drug candidate pipeline:
  - MAY-44 for Dyspareunia symptoms
  - MAY-66 for Recurrent Bacterial Vaginosis
  - MAY-88 for Interstitial Cystitis
- Aggregate potential addressable market in U.S. of $3B

Progress

- PIND meeting in June 2019; condensed FDA approval pathway for MAY-44
- Engaged experienced CEO
- In the process of capitalizing

RADLEY Pharmaceuticals

- Patent-pending drug candidate for rare and orphan drug indications, anti-infective, and certain forms of cancer
- Additional drug development programs being reviewed for inclusion

Progress

- PIND request filed for RAD-100
- Investigator-IND and pre-clinical studies underway for lead drug candidate with established healthcare institutions

STOWE pharmaceuticals inc.

- First-in-class Zian™ anti-microbial molecule for ophthalmic / otic uses
- STE-006 drug candidate indication expected to be adenoviral conjunctivitis; secondary indications for mixed bacterial-viral infections, keratitis, and corneal ulcers

Progress

- Acquired asset in late July 2019
- Pre-clinical dataset (including rabbit and anti-biofilm models) showed elimination of broad spectra of bacteria and inactivated ranges of viruses within 15 seconds (MRSA and herpes simplex virus)

HARROW HEALTH INC.

Subsidiaries	Deconsolidated businesses	Royalty opportunities
ImprimisRx	eTon pharmaceuticals — 20%	Surface's SURF-100
Mayfield pharmaceuticals*	Surface Pharmaceuticals Inc — 30%	Surface's SURF-200, 201
Radley Pharmaceuticals*	Melt Pharmaceuticals — 44%	Surface's SURF-300, 301
Stowe pharmaceuticals inc.		Melt's MELT-100**
		Mayfield's MAY-88
		Radley's RAD-100, 101
		Radley's RAD-200
		Radley's RAD-300

* Pursuing a deconsolidating transaction
** Includes all future label extensions

HROW Equity Percentage

Passive Equity Holdings

HARROW'S DECONSOLIDATED EQUITY PORTFOLIO
ESTIMATED VALUE: $47M*


Melt
$17,500,000
3.5M shares at $5
Eton
$18,375,000
3.5M shares at $5.25
Surface
$11,550,000
3.5M shares at $3.30

- Eton was formed by Harrow in 2017
- Eton has:
  - 11 drug candidates in pipeline
  - 7 NDAs submitted or expected to be submitted by the end of 2019
  - Significant 2019-2020 value catalysts
- Eton is NASDAQ listed under "ETON"
- ~$92M market capitalization*

*Melt/Surface equity values estimated based on the conversion price of Series A preferred stock (the most recent financing; and not a U.S. GAAP measure); Eton value is calculated based on the closing stock market price of Eton's common stock as of Sep. 5, 2019.

Passive Equity Holdings

HARROW'S DECONSOLIDATED EQUITY PORTFOLIO ESTIMATED VALUE: $47M*



Melt
$17,500,000
3.5M shares at $5
Eton
$18,375,000
3.5M shares at $5.25
Surface
$11,550,000
3.5M shares at $3.30

eTon pharmaceuticals | surface PHARMACEUTICALS INC | MELT PHARMACEUTICALS

- Surface was formed by Harrow in 2018
- Surface is:
  - Developing three ocular surface disease drug candidates for dry eye disease and blepharitis
  - Expecting Phase 2 clinical data in 2020
- $21M Series A led by Flying L Partners
- 4-6% Net Sales royalties (on all programs)

*Melt/Surface equity values estimated based on the conversion price of Series A preferred stock (the most recent financing; and not a U.S. GAAP measure); Eton value is calculated based on the closing stock market price of Eton's common stock as of Sep. 5, 2019.

HARROW HEALTH INC.

Passive Equity Holdings

HARROW'S DECONSOLIDATED EQUITY PORTFOLIO
ESTIMATED VALUE: $47M*



Melt
$17,500,000
3.5M shares at $5
Eton
$18,375,000
3.5M shares at $5.25
Surface
$11,550,000
3.5M shares at $3.30

eTon pharmaceuticals | surface PHARMACEUTICALS INC | MELT PHARMACEUTICALS

- Melt was formed by Harrow in 2018
- Melt is:
  - Developing non-opioid, non-IV, sedation and analgesia drug candidates
  - MELT-100 for conscious sedation and analgesia (cataract surgery)
  - MELT-200 for conscious procedural sedation
- $11M Series A closed in Q1 2019
- 5% - 8% Net Sales royalties on MELT-100

*Melt/Surface equity values estimated based on the conversion price of Series A preferred stock (the most recent financing; and not a U.S. GAAP measure); Eton value is calculated based on the closing stock market price of Eton's common stock as of Sep. 5, 2019.

HARROW HEALTH INC.

DEFINING SUCCESS IN 2021

HARROW HEALTH INC.

Defining Success in 2021

Public company objectives:

- Drive substantial market capitalization and enterprise value growth
- Grow capital base to further operational strategic objectives and shareholders' returns

Operational objectives:

- Continue to found, fund and deconsolidate new pharmaceutical businesses
- Growth in value from our ImprimisRx ophthalmology business
- Management and monetization of our deconsolidated equity positions
- Positioning for the realization of royalties from drug development candidates

Company Profile*

TRADING SYMBOL: NASDAQ: HROW	PRICE PER SHARE: $5.74	AVG. DAILY Q2-2019 TRADING VOLUME: 264,000 SHARES
OUTSTANDING COMMON STOCK: 25.2M SHARES	MARKET CAP: $145 MILLION	STRONG CEO/CFO INCENTIVE THRU PERFORMANCE STOCK UNITS TO ACHIEVE $9 – $15 SHARE PRICE

* As of Sep. 5, 2019

HARROW
HEALTH | INC.

102 Woodmont Blvd. Ste 610
Nashville, Tennessee 37205
(858) 704-4040

IR@HARROWINC.COM
WWW.HARROWINC.COM